THE NOTTINGHAM INVESTMENT TRUST II

THE BROWN CAPITAL MANAGEMENT MID-CAP FUND

Supplement to the Investor Shares Prospectus

And Statement of Additional Information

December 18, 2008

This Supplement to the Investor Shares Prospectus dated July 29, 2008 (“Prospectus”) for The Brown Capital Management Mid-Cap Fund and the Statement of Additional Information dated July 29, 2008 (“SAI”) for The Brown Capital Management Balanced Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Mid-Cap Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund (collectively the “Funds”), each a series of The Nottingham Investment Trust II (“Trust”), updates the Prospectus and SAI to include additional information as described below. You may obtain additional copies of the Prospectus and SAI, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Funds toll-free at 1-877-892-4BCM (1-877-892-4226).

This Supplement is to notify shareholders, potential investors, and other interested parties that the Investor Shares of The Brown Capital Management Mid-Cap Fund will convert to Institutional Shares on December 31, 2008. The Board of Trustees of the Trust, in consultation with The Brown Capital Management Mid-Cap Fund’s investment advisor, Brown Capital Management, Inc., decided at a meeting held on December 18, 2008 to approve the conversion of the outstanding Investor Shares to Institutional Shares based on, among other factors, the belief that conversion is in the best interest of the shareholders, each class of shares of The Brown Capital Management Mid-Cap Fund, and The Brown Capital Management Mid-Cap Fund and Trust as a whole.

There will be no sales loads or fees charged in connection with the conversion. Shares will be converted at net asset value so that holders of Investor Shares will receive Institutional Shares worth the same amount as their Investor Shares held on the date of conversion. After the conversion, the Institutional Shares will have lower ongoing expenses than the Investor Shares because Institutional Shares are not subject to a 12b-1 fee. Investor Shares are currently subject to a 12b-1 fee of 0.25% per annum of the average daily net asset value of such shares. The conversion is not expected to result in a taxable event. Shareholders should, however, consult with their own tax, legal or professional advisor.

The Investor Shares of The Brown Capital Management Mid-Cap Fund will be closed to investors following the conversion.

Shareholders should direct any questions about their account to the Funds at 1-877-892-4BCM (1-877-892-4226).

Investors Should Retain This Supplement for Future Reference